UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2015

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b), (e)
On August 5, 2015, Cardinal Health, Inc. (the "Company") entered into an amendment (the "Amendment") extending its employment agreement with George S. Barrett, dated as of September 4, 2012 (the “Existing Agreement”), which was scheduled to expire at the 2015 annual meeting of shareholders (the "2015 Annual Meeting"). The Amendment provides that Mr. Barrett will continue to serve as Chairman and Chief Executive Officer until the earlier of the date of the annual meeting of shareholders following June 30, 2018 or December 31, 2018, subject to earlier termination in accordance with the Existing Agreement's terms. The Amendment also provides for Mr. Barrett’s annual base salary to be not less than $1,320,000 (which is his current salary), adjusts his target bonus to be not less than 150% of base salary and provides a new target value for annual long-term incentive awards of $9,500,000. All other provisions of the Existing Agreement remain in full force and effect. The Amendment is filed with this report as Exhibit 10.1, and this description is qualified by reference to the Amendment.
The Company also entered into a new, three-year aircraft time sharing agreement with Mr. Barrett on substantially the same terms as his prior aircraft time sharing agreement. The aircraft time sharing agreement is filed with this report as Exhibit 10.2, and this description is qualified by reference to the agreement.
On August 4, 2015, Richard C. Notebaert, a director of the Company since 1999, informed the Company that he has decided not to stand for re-election when his term expires at the 2015 Annual Meeting. Mr. Notebaert will continue to serve as a director until the 2015 Annual Meeting. Mr. Notebaert indicated that his resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Item 9.01.    Financial Statements and Exhibits.
(d)  Exhibits.

10.1	Amendment, dated August 5, 2015, to Employment Agreement, dated September 4, 2012, between Cardinal Health, Inc. and George S. Barrett
10.2	Aircraft Time Sharing Agreement, effective August 5, 2015, between Cardinal Health, Inc. and George S. Barrett

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: August 6, 2015	By:	/s/ Stephen T. Falk
Name: Stephen T. Falk
Title: Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

10.1	Amendment, dated August 5, 2015, to Employment Agreement, dated September 4, 2012, between Cardinal Health, Inc. and George S. Barrett
10.2	Aircraft Time Sharing Agreement, effective August 5, 2015, between Cardinal Health, Inc. and George S. Barrett

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